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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------


                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 9, 2003

                              --------------------

                                   AKORN, INC.
             (Exact name of registrant as specified in its charter)



LOUISIANA                            0-13976                72-0717400
(State or other jurisdiction         (Commission            (IRS Employer
of incorporation)                    File Number)           Identification No.)



               2500 MILLBROOK DRIVE BUFFALO GROVE, ILLINOIS 60089
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (847) 279-6100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

Akorn, Inc. ("Akorn") is filing herewith as Exhibit 99.1 its press release, dated October 9, 2003, announcing the completion of the transactions contemplated by the Preferred Stock and Note Purchase Agreement entered into on September 25, 2003.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits. The following exhibit is filed with this report:

Exhibit No.      Description of Exhibit
-----------      -----------------------------------------------------
99.1             Press Release issued by Akorn, dated October 9, 2003.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AKORN, INC

Date: October 10, 2003                 BY:  /s/ ARTHUR S. PRZYBYL
                                            -----------------------
                                            Arthur S. Przybyl
                                            Chief Executive Officer

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EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION OF EXHIBIT
-----------     -----------------------------------------------------
99.1            Press Release issued by Akorn, dated October 9, 2003.